SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2003

Saks Incorporated

(Exact name of registrant as specified in its charter)

Tennessee	1-13113	62-0331040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lakeshore Parkway

Birmingham, AL 35211

(Address of principal executive offices)

(205) 940-4000

(Registrant’s telephone number, including area code)

Item 5.	Other Events.

On November 4, 2003, Saks Incorporated announced that it intends to make an exchange offer relating to the $451,550,000.00 outstanding principal amount of its 8-¼% Notes due 2008. Pursuant to General Instruction F to Form 8-K, the November 4, 2003 Press Release is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed as a part of this report:

Exhibit Number	Description

99.1	Press release dated November 4, 2003 announcing Saks Incorporated’s offer to exchange its outstanding 8-¼% Notes due 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saks Incorporated (Registrant)

Date: November 4, 2003	By:	/s/ Douglas E. Coltharp

Douglas E. Coltharp Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

EX 99.1	Press release dated November 4, 2003 announcing Saks Incorporated offer to exchange its outstanding 8-¼% Notes due 2008.